UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2010 Main Street, Suite 600, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 851-1473

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2012 annual meeting of stockholders on August 2, 2012. The following proposals were approved according to the following final voting results:

1.	To elect six directors, each to serve until the 2013 annual meeting of stockholders or until his or her successor has been duly elected and qualified:

Director Candidate	For	Withheld	Broker Non-Votes
V. Gordon Clemons	10,047,033	791,904	294,576
Steven J. Hamerslag	10,591,618	247,319	294,576
Alan R. Hoops	10,677,387	161,550	294,576
R. Judd Jessup	10,048,434	790,503	294,576
Jean H. Macino	10,677,732	161,205	294,576
Jeffrey J. Michael	10,139,094	699,843	294,576

2.	To ratify the appointment of Haskell & White LLP as the Company’s independent auditors for the fiscal year ending March 31, 2013:

For	11,130,226
Against	2,220
Abstain	1,067
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: August 8, 2012	/s/ V. Gordon Clemons, Sr.
V. Gordon Clemons, Sr.
Chairman, President and Chief Executive Officer